UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2019
Mitcham Industries, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400, The Woodlands, Texas		77380
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;   Compensatory Arrangements of Certain Officers.
On August 21, 2019, R. Dean Lewis notified Mitcham Industries, Inc. (the “Company”) of his intent to resign from his position as Director, effective immediately. Mr. Lewis’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on August 21, 2019, the Board of Directors appointed Vice Admiral (Ret.) William H. Hilarides, who the Board of Directors had previously identified as a potential candidate, to fill the vacancy created by Mr. Lewis’ departure, effective immediately. Admiral Hilarides was appointed to serve in the class of directors that will stand for re-election at the 2020 Annual Meeting of Shareholders. Admiral Hilarides will serve on the Strategic Planning Committee and Nominating Committee of the Company’s Board of Directors. Admiral Hilarides had no related person transactions with the Company as of the date of his appointment.
Item 7.01 Regulation FD Disclosure
On August 22, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including the press release attached as Exhibit 99.1) is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed as a part of this report:

Exhibit Number	Description

99.1 Mitcham Industries, Inc. press release dated August 22, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

August 23, 2019	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer